PRIORITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019

(unaudited)

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(7)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)	Subordinated Notes	0.00%	7/15/2026	8/12/2014	$500,000	$288,258	$158,928	0.0%
Apidos CLO XVIII-R	Subordinated Notes	20.27%	10/22/2030	10/22/2018	410,000	477,268	415,729	0.1%
Apidos CLO XXI	Subordinated Notes	17.14%	7/18/2027	6/18/2015	5,000,000	4,311,140	3,474,097	0.9%
Apidos CLO XXII	Subordinated Notes	9.39%	10/20/2027	10/14/2015	3,000,000	2,739,384	2,342,513	0.6%
Apidos CLO XXIV	Subordinated Notes	25.30%	10/20/2030	5/21/2019	6,750,000	4,186,628	4,488,170	1.1%
Apidos CLO XXVI	Subordinated Notes	23.30%	7/18/2029	7/29/2019	6,000,000	4,139,946	4,400,859	1.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	10.56%	1/20/2031	4/29/2015	3,400,000	2,441,147	1,874,568	0.5%
Barings CLO Ltd. 2018-III	Subordinated Notes	9.84%	7/20/2029	11/18/2014	397,600	242,605	168,813	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	12.50%	11/20/2028	1/14/2015	3,000,000	2,511,023	1,824,219	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	11.05%	10/22/2030	10/6/2015	1,900,000	1,462,958	1,027,870	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	16.29%	10/20/2030	9/28/2017	2,500,000	2,360,071	2,081,766	0.5%
California Street CLO XII, Ltd.(6)	Subordinated Notes	0.00%	10/15/2025	9/17/2015	14,500,000	7,621,757	3,890,350	1.0%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	16.40%	8/14/2030	6/30/2016	17,550,000	13,004,107	10,017,161	2.5%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	18.06%	1/15/2031	12/28/2016	11,839,488	7,100,282	7,050,597	1.8%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	29.37%	4/17/2031	3/3/2016	12,870,000	7,381,013	9,482,807	2.4%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	17.02%	7/27/2031	6/15/2018	15,000,000	13,168,398	12,151,413	3.0%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	20.97%	4/20/2027	4/20/2016	6,500,000	5,981,761	5,831,416	1.4%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	19.31%	10/20/2029	9/13/2016	3,245,614	2,929,317	2,719,018	0.7%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	16.45%	1/22/2030	1/30/2018	10,000,000	9,798,213	8,896,954	2.2%
Cedar Funding II CLO, Ltd.	Subordinated Notes	17.99%	6/9/2030	9/29/2017	2,500,000	1,967,782	1,727,324	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	18.76%	7/23/2030	6/23/2017	21,114,286	18,165,041	17,119,849	4.3%
Cedar Funding V CLO, Ltd.	Subordinated Notes	17.62%	7/17/2031	10/17/2018	2,358,000	2,494,058	2,369,272	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	21.45%	10/20/2028	8/10/2017	4,892,500	4,694,623	4,596,822	1.1%
Cent CLO 21 Limited	Subordinated Notes	14.07%	7/27/2030	6/18/2014	510,555	399,114	305,722	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	18.43%	7/16/2030	6/7/2018	3,000,000	1,678,300	1,418,829	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	9.94%	10/18/2030	2/11/2014	305,000	206,687	156,981	0.0%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	19.75%	4/28/2031	3/19/2019	8,000,000	5,017,105	5,077,073	1.3%
CIFC Funding 2014, Ltd.	Income Notes	15.30%	1/18/2031	3/13/2014	2,758,900	1,862,951	1,652,375	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	17.65%	10/22/2031	11/17/2016	11,700,000	7,448,011	7,032,627	1.7%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	17.23%	10/17/2030	9/3/2014	4,286,000	2,708,412	2,498,384	0.6%

1

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(7)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2015-I, Ltd.	Subordinated Notes	20.61%	1/22/2031	11/30/2015	$7,500,000	$5,703,025	$5,507,216	1.4%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	19.06%	4/19/2029	5/31/2018	10,000,000	7,743,177	7,174,589	1.8%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	14.28%	10/20/2027	5/2/2016	9,100,000	7,542,792	6,070,064	1.5%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	12.91%	10/21/2031	12/21/2016	2,000,000	1,774,257	1,677,536	0.4%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	13.83%	4/21/2029	3/9/2017	8,000,000	7,479,232	6,103,175	1.5%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	18.05%	10/24/2030	9/19/2017	18,000,000	17,366,298	15,947,801	4.0%
Galaxy XIX CLO, Ltd.	Subordinated Notes	15.21%	7/24/2030	12/8/2016	2,750,000	1,865,544	1,371,476	0.3%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	8.77%	7/15/2031	6/27/2014	250,000	181,765	117,247	0.0%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	15.65%	10/29/2029	7/24/2017	3,250,000	2,450,353	1,955,691	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	0.00%	4/28/2025	4/28/2014	400,000	210,313	8,824	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	0.00%	10/22/2025	9/29/2014	500,000	298,545	89,108	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	0.00%	4/20/2027	4/16/2015	3,000,000	1,940,747	1,142,823	0.3%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	1.28%	7/25/2027	6/24/2015	3,000,000	2,088,197	1,249,051	0.3%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Subordinated Notes	10.80%	10/18/2027	9/3/2015	7,000,000	5,684,492	4,626,431	1.1%
HarbourView CLO VII-R, Ltd.	Subordinated Notes	13.85%	7/18/2031	6/10/2015	275,000	193,839	169,228	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	11.85%	10/20/2031	7/28/2015	6,049,689	4,756,358	3,176,764	0.8%
LCM XV Limited Partnership	Income Notes	7.01%	7/20/2030	2/25/2014	250,000	186,397	120,652	0.0%
LCM XVI Limited Partnership	Income Notes	11.75%	10/15/2031	6/19/2014	6,814,685	4,471,609	3,161,825	0.8%
LCM XVII Limited Partnership	Income Notes	14.62%	10/15/2031	10/15/2014	1,000,000	710,275	627,541	0.2%
Madison Park Funding XIII, Ltd.	Subordinated Notes	23.20%	4/22/2030	2/27/2014	13,000,000	9,212,243	8,881,690	2.2%
Madison Park Funding XIV, Ltd.	Subordinated Notes	15.76%	10/22/2030	8/6/2014	14,000,000	10,333,576	9,554,736	2.4%
Madison Park Funding XV, Ltd.	Subordinated Notes	11.28%	1/27/2026	12/29/2014	4,000,000	2,919,605	2,585,506	0.6%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	0.00%	10/15/2026	9/25/2014	1,000,000	533,200	231,632	0.1%
Mountain View CLO IX Ltd.	Subordinated Notes	21.04%	7/15/2031	6/25/2015	8,815,500	5,186,003	5,705,767	1.4%
Octagon Investment Partners XIV, Ltd.	Income Notes	16.72%	7/16/2029	12/6/2017	6,150,000	3,990,769	3,364,037	0.8%
Octagon Investment Partners XV, Ltd.	Income Notes	21.74%	7/19/2030	5/28/2019	5,644,737	3,108,318	3,209,167	0.8%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	20.58%	1/25/2031	7/2/2018	16,153,000	8,671,269	8,547,217	2.1%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	15.53%	4/16/2031	8/4/2015	4,568,944	2,690,020	2,324,703	0.6%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	19.64%	5/12/2031	5/13/2019	3,500,000	2,663,203	2,672,228	0.7%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	15.48%	2/14/2031	1/13/2016	13,822,188	7,896,578	6,805,928	1.7%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	18.27%	1/22/2030	11/25/2014	6,625,000	4,897,416	4,448,654	1.1%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	26.38%	7/15/2027	2/8/2016	12,000,000	9,592,351	10,181,226	2.5%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	18.32%	7/15/2030	11/2/2018	5,000,000	3,706,857	3,434,375	0.9%

2

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(7)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners 30, Ltd.	Subordinated Notes	15.11%	3/17/2030	11/20/2017	$9,525,000	$9,088,546	$7,975,664	2.0%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	19.07%	1/20/2031	7/11/2018	2,850,000	2,591,206	2,508,246	0.6%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.83%	11/18/2031	9/17/2014	3,240,000	2,268,773	1,965,438	0.5%
OZLM VI, Ltd.	Subordinated Notes	12.35%	4/17/2031	11/3/2016	15,688,991	11,058,607	8,773,515	2.2%
OZLM VII, Ltd.	Subordinated Notes	9.41%	7/17/2029	11/6/2015	2,654,467	1,595,838	1,276,904	0.3%
OZLM VIII, Ltd.	Subordinated Notes	7.23%	10/17/2029	9/9/2014	950,000	599,862	409,163	0.1%
OZLM IX, Ltd.	Subordinated Notes	13.09%	10/20/2031	2/27/2017	15,000,000	11,317,587	9,490,285	2.4%
OZLM XII, Ltd.	Subordinated Notes	8.78%	4/30/2027	1/20/2017	12,122,952	9,439,563	7,089,197	1.8%
OZLM XXII, Ltd.	Subordinated Notes	17.51%	1/17/2031	5/16/2017	27,343,000	16,223,000	15,498,262	3.8%
Romark WM-R Ltd.	Subordinated Notes	11.85%	4/20/2031	5/15/2014	490,713	403,617	281,732	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	20.33%	1/26/2031	5/20/2019	21,053,778	12,605,463	12,271,831	3.0%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	25.21%	10/23/2031	8/2/2019	9,002,745	4,042,556	4,303,185	1.1%
Sound Point CLO XVII, Ltd.	Subordinated Notes	19.28%	10/20/2030	7/13/2018	15,000,000	14,275,188	13,755,800	3.4%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	17.66%	1/21/2031	10/31/2018	6,250,000	6,331,828	5,915,907	1.5%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	0.00%	7/14/2026	5/29/2014	750,000	468,326	263,269	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	11.57%	10/15/2031	7/15/2015	5,000,000	4,291,894	3,293,434	0.8%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	11.24%	7/20/2030	11/3/2017	10,395,000	7,779,609	6,025,895	1.5%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	13.59%	10/18/2030	12/29/2017	3,250,000	1,984,676	1,696,835	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	19.78%	7/18/2031	7/13/2018	11,800,000	7,445,508	7,333,419	1.8%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	17.62%	7/15/2030	3/13/2019	8,884,000	7,894,767	7,693,917	1.9%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	18.91%	1/20/2031	7/2/2019	13,000,000	11,614,225	11,472,275	2.8%
Venture XVIII CLO, Ltd.	Subordinated Notes	19.47%	10/15/2029	7/18/2018	4,750,000	3,274,052	3,235,711	0.8%
Venture 28A CLO, Ltd.	Subordinated Notes	17.33%	10/20/2029	7/18/2018	12,000,000	10,517,773	9,756,923	2.4%
Venture XXX CLO, Ltd.	Subordinated Notes	19.98%	1/15/2031	7/18/2018	5,100,000	4,540,587	4,449,007	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	20.32%	7/18/2031	10/11/2018	7,929,328	7,528,604	7,288,935	1.8%
Venture XXXIV CLO, Ltd.	Subordinated Notes	20.77%	10/15/2031	8/1/2019	5,250,000	4,526,745	4,524,719	1.1%
Voya IM CLO 2013-1, Ltd.	Income Notes	13.94%	10/15/2030	6/14/2016	4,174,688	2,917,353	2,418,660	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	8.31%	10/18/2031	2/23/2015	4,000,000	2,352,982	1,584,213	0.4%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	12.21%	4/18/2031	3/13/2014	314,774	233,484	172,798	0.0%
Voya CLO 2014-3, Ltd.(6)	Subordinated Notes	0.00%	7/25/2026	4/15/2015	7,000,000	3,647,020	1,160,781	0.3%
Voya CLO 2014-4, Ltd.	Subordinated Notes	11.76%	7/14/2031	11/25/2014	1,000,000	773,282	586,599	0.1%
Voya CLO 2015-2, Ltd.	Subordinated Notes	23.60%	7/23/2027	7/23/2015	13,712,000	9,013,484	9,573,048	2.4%
Voya CLO 2016-1, Ltd.	Subordinated Notes	19.05%	1/21/2031	2/25/2016	7,750,000	6,950,967	6,845,103	1.7%

3

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(7)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2016-3, Ltd.	Subordinated Notes	14.87%	10/20/2031	10/27/2016	$10,225,000	$8,693,922	$7,475,070	1.9%
Voya CLO 2017-3, Ltd.	Subordinated Notes	11.56%	7/20/2030	7/12/2017	5,750,000	6,495,636	5,354,350	1.3%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.26%	4/19/2031	4/6/2018	10,000,000	9,844,971	8,832,747	2.2%
West CLO 2014-1 Ltd.(6)	Subordinated Notes	0.00%	7/18/2026	7/24/2014	13,375,000	9,087,430	5,505,270	1.4%
Total Collateralized Loan Obligation - Equity Class						$520,554,914	$466,554,521	115.9%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	10.16% (LIBOR + 8.00%)	5/15/2031	3/8/2019	$7,500,000	$6,716,587	$7,277,880	1.8%
Carlyle CLO 17, Ltd.	Class E-R Notes	10.62% (LIBOR + 8.35%)	4/30/2031	3/7/2019	3,000,000	2,751,086	2,923,872	0.7%
Cent CLO 21 Limited	Class E Notes	10.91% (LIBOR + 8.65%)	7/27/2030	7/27/2018	109,122	102,931	107,921	0.0%
CIFC Funding 2014-V, Ltd.	Class F Notes	10.80% (LIBOR + 8.50%)	10/17/2031	9/27/2018	750,000	727,646	739,502	0.2%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	10.93% (LIBOR + 8.65%)	10/20/2027	1/22/2019	9,000,000	8,628,415	8,829,498	2.2%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	13.10% (LIBOR + 11.00%)	10/21/2031	9/27/2019	3,750,000	3,562,381	3,750,736	0.9%
Galaxy XXI CLO, Ltd.	Class F-R Notes	9.53% (LIBOR + 7.25%)	4/20/2031	3/12/2019	2,000,000	1,701,725	1,719,725	0.4%
Galaxy XXVII CLO, Ltd.	Class F Notes	10.23% (LIBOR + 8.06%)	5/16/2031	3/7/2019	1,500,000	1,321,170	1,456,291	0.4%
Galaxy XXVIII CLO, Ltd.	Class F Notes	10.78% (LIBOR + 8.48%)	7/15/2031	7/16/2018	41,713	38,724	41,138	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	10.57% (LIBOR + 8.27%)	7/18/2031	10/31/2018	6,000,000	5,773,117	5,835,698	1.4%
Mountain View CLO IX Ltd.	Class E Notes	10.32% (LIBOR + 8.02%)	7/15/2031	10/31/2018	3,625,000	3,478,540	3,512,084	0.9%
OZLM VIII, Ltd.	Class E Notes	10.47% (LIBOR + 8.17%)	10/17/2029	11/15/2018	8,400,000	8,141,848	8,164,856	2.0%
Sound Point CLO IV-R, Ltd.	Class F Notes	10.40% (LIBOR + 8.10%)	4/18/2031	3/20/2019	3,500,000	3,166,039	3,394,276	0.8%
Venture XIX CLO, Ltd.	Class F-RR Notes	10.80% (LIBOR + 8.50%)	1/15/2032	12/11/2018	7,900,000	7,651,381	7,714,935	1.9%
Voya IM CLO 2014-1, Ltd.	Class E-R Notes	10.65% (LIBOR + 8.35%)	4/18/2031	4/15/2019	3,000,000	2,728,516	2,924,048	0.7%
Total Collateralized Loan Obligation - Debt Class						$56,490,106	$58,392,460	14.5%

Total Portfolio Investments						$577,045,020	$524,946,981	130.4%
Other liabilities in excess of assets							(122,324,589)	(30.4)%
Net assets (31,643,370 shares issued and outstanding)							$402,622,392	100.0%
Net asset value per share							$12.72

4

(1) Priority Income Fund, Inc (the “Company”) does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of September 30, 2019, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. (See Note 1).

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.09% at September 30, 2019. The current base rate for each investment may be different from the reference rate on September 30, 2019.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.

(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(7) In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Schedule of Investments to include the acquisition dates of our investments.

See accompanying notes to schedule of investments.

5

Notes to Schedule of Investments

September 30, 2019

(unaudited)

Note 1. Investments

Priority Income Fund, Inc. (the “Company”) follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.	the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our N-PORT and financial statement presentations.

6

Notes to Schedule of Investments

September 30, 2019

(unaudited)

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions

Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

During the quarter ended September 30, 2019, the Company purchased investment securities (excluding short-term securities) of $15,800,572.

During the quarter ended September 30, 2019, the Company recorded OTTI on five investments, resulting in realized losses of $919,299. The Company received $13 from liquidating payments on an investment that was written-off for tax purposes which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$466,554,521	$466,554,521
Collateralized Loan Obligation - Debt Class	—	—	58,392,460	58,392,460
	$—	$—	$524,946,981	$524,946,981

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Notes to Schedule of Investments

September 30, 2019

(unaudited)

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Balance at June 30, 2019	$466,812,424	$55,015,307	$521,827,731
Net realized loss on investments	(919,286)	—	(919,286)
Change in unrealized depreciation, net	(10,129,159)	(138,616)	(10,267,775)
Purchases of portfolio investments	12,238,072	3,562,500	15,800,572
Distributions received from investments	(872,706)	—	(872,706)
Accretion of purchase discount, net	(574,824)	(46,731)	(621,555)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Balance at September 31, 2019	$466,554,521	$58,392,460	$524,946,981

Net change in unrealized depreciation attributable to Level 3 investments still held at the end of the period	$(10,945,670)	$(138,616)	$(11,084,286)

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between Level 1 and Level 2 during the period.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of September 30, 2019:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)
Collateral Loan Obligation - Equity Class	$466,554,521	Discounted Cash Flow	Discount Rate	3.07% - 180.07%	20.33%
Collateral Loan Obligation - Debt Class	58,392,460	Discounted Cash Flow	Discount Rate	10.28% - 12.19%	10.75%
	$524,946,981

(1) Excludes investments that have been called for redemption.

(2) Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for the Company's investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

8

Notes to Schedule of Investments

September 30, 2019

(unaudited)

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interest investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

9

Notes to Schedule of Investments

September 30, 2019

(unaudited)

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

10

Notes to Schedule of Investments

September 30, 2019

(unaudited)

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Co-Investments

On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and TP Flexible Income Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

11

Notes to Schedule of Investments

September 30, 2019

(unaudited)

Note 2. Income Taxes

The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to maintain RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders.

The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The tax cost of the Company’s portfolio investments as of September 30, 2019 was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$514,699,266	$36,357,000	$(26,109,285)	$10,247,715

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and will not be final until the Company files its tax return for the year ended June 30, 2020.

12